Intangible Assets	6 Months Ended
Jul. 31, 2024
Intangible Assets
Intangible Assets

Note 8 - Intangible Assets

	July 31,	January 31,
	2024	2024
Cost
Customer agreements and relationships	336,798	299,524
Existing technology	443,182	403,944
Trade names	11,920	10,139
Non-compete covenants	15,908	14,911
	807,808	728,518
Accumulated amortization
Customer agreements and relationships	181,345	172,026
Existing technology	301,457	285,148
Trade names	8,597	8,227
Non-compete covenants	12,538	12,070
	503,937	477,471
Net	303,871	251,047

Intangible assets related to our acquisitions are recorded at their fair value at the acquisition date. The change in intangible assets during the six month period ended July 31, 2024 is primarily due to the acquisitions of OCR, ASD and BoxTop, partially offset by amortization. The balance of the change in intangible assets is due to foreign currency translation.

Intangible assets with a finite life are amortized into income over their useful lives. Amortization expense for existing intangible assets is expected to be $303.9 million over the following periods: $33.1 million for the remainder of fiscal 2025, $63.9 million for 2026, $49.2 million for 2027, $42.0 million for 2028, $33.6 million for 2029 and $82.1 million thereafter. Expected future amortization expense is subject to fluctuations in foreign exchange rates and assumes no future adjustments to acquired intangible assets.